UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

CROWDSTRIKE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V11412-P93429 Your Vote Counts! CROWDSTRIKE HOLDINGS, INC. 206 E. 9th STREET SUITE 1400 AUSTIN, TEXAS 78701 CROWDSTRIKE HOLDINGS, INC. 2023 Annual Meeting Vote by June 20, 2023 11:59 PM ET You invested in CROWDSTRIKE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 21, 2023. Vote Virtually at the Meeting* June 21, 2023 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/CRWD2023 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V11413-P93429 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. For For 01) Johanna Flower 02) Denis J. O’Leary 03) Godfrey R. Sullivan 1. To elect CrowdStrike’s nominees Johanna Flower, Denis J. O’Leary and Godfrey R. Sullivan to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders. Nominees: 2. To ratify the selection of PricewaterhouseCoopers LLP as CrowdStrike’s independent registered public accounting firm for its fiscal year ending January 31, 2024. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.